Exhibit 99.1

205 West 28th Street, 12th floor

New York, NY 10001

As previously disclosed, we are writing to inform you that the merger of Terra Income Fund 6, Inc. (“Terra BDC”) and Terra Property Trust, Inc. (the “Company”) was approved by special committees of the boards of directors of each entity and a majority Terra BDC stockholder vote at a special stockholders’ meeting and the transaction closed on October 1, 2022. The Company believes that through the combination it and its shareholders will benefit from enhanced diversification across geographic markets and asset types.

Former Terra BDC stockholders do not need to act. As per the merger agreement, the shares of Terra BDC were exchanged for shares of class B common stock of the Company (“TPT Stock”) and your brokerage firm or custodian has been notified.

As a Terra BDC stockholder you have been either directly receiving monthly cash distributions or participating in the Distribution Reinvestment Plan. If you were receiving cash distributions from Terra BDC, you will continue to receive any distributions declared and paid by the Company through the same delivery method you utilized as a Terra BDC stockholder, which consisted of either a mailed check or direct deposit to you or your custodian.

The Terra BDC Distribution Reinvestment Plan terminated upon consummation of the merger and is not currently available. If you elected to have your distributions reinvested, you will now be receiving any distributions declared and paid by the Company via check at this address (your address of record). If you would like to set up direct deposit you may do so by contacting us to arrange the secure exchange of banking information.

Shares of TPT Stock are not listed on an exchange and are not currently liquid. The Company believes that the enhanced size, scale and financials of the Company resulting from the merger will likely improve its access to capital markets and reduce its cost of capital, which can be used to support strategic investments that drive growth opportunities, and may increase opportunities for stockholder liquidity. Those opportunities may include an orderly liquidation of assets, an initial public offering and listing on an exchange, a strategic business combination, or sale of the company. If and when a liquidity transaction is pursued or proposed, the Company will file with the Securities and Exchange Commission information pertaining to any such liquidity transactions.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of the Company and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cannot give any assurance that these forward-looking statements will be accurate or that its expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, (i) risks related to disruption of management attention from the ongoing business operations due to the merger; (ii) the outcome of any legal proceedings relating to the merger; (iii) the Company’s expected financial performance, operating results and ability to make distributions to its stockholders; (iv) the potential negative impacts of the novel coronavirus (“COVID-19”) on the global economy and the impacts of COVID-19 on the Company’s financial condition, results of operations, liquidity and capital resources and business operations; (v) the availability of attractive risk-adjusted investment opportunities in the Company’s targeted assets and other real estate-related investments that satisfy its objectives and strategies; (vi) the origination or acquisition of the Company’s targeted assets, including the timing thereof; (vii) volatility in the Company’s industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise; (viii) changes in the Company’s investment objectives and business strategy; (ix) the availability of financing on acceptable terms or at all; (x) the performance and financial condition of the Company’s borrowers; (xi) changes in interest rates and the market value of the Company’s assets; (xii) borrower defaults or decreased recovery rates from the Company’s borrowers; (xiii) changes in prepayment rates on the Company’s loans; (xiv) the Company’s use of financial leverage; (xv) the ability of the Company to retain key personnel; (xvi) legislative and regulatory changes that could adversely affect the businesses of the Company; (xvii) risks related to integrating Terra BDC’s assets and operation following the merger; (xviii) limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company to maintain the Company’s qualification as a REIT for U.S. federal income tax purposes; (xix) market conditions in the capital markets which makes a listing of the Company’s common stock on a national securities exchange on favorable terms impracticable; and (xx) other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.